PROVIDENT FINANCIAL SERVICES, INC.

personal service
SERVED DAILY SINCE 1839
we know customers love our service
BUT PLEASE DON'T KISS OUR TELLERS
personal-size banking
WITH BIG BANK BELLS & WHISTLES
when it c
to experie
NO ONE ELSE COMES C
www.ProvidentNJ.com
168 years & we're still here
WE MUST BE DOING SOMETHING RIGHT
www.ProvidentNJ.com
big bank capabilities
WITHOUT THE BIG BANK EGO
www.ProvidentNJ.com
PROVIDENT BANK

KEEFE, BRUYETTE & WOODS COMMUNITY BANK INVESTOR CONFERENCE JULY 29 TH , 2008 Exhibit 99.1

Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”)
operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Paul M. Pantozzi Chairman of the Board & Chief Executive Officer

•
NYSE Symbol:
PFS
•
Assets (6/30/08):
$6.4 billion
•
Shares Outstanding
(6/30/08)
:
59.7 million
•
Market Capitalization
(7/18/08)
:
$930 million
•
52 Week Price Range
(7/18/08)
:
$11.62-$17.99
•
Institutional Ownership (3/31/08):
59%
Corporate Profile

•
Primary market area: North & Central NJ
•
Share of NJ Deposit Market:
–
9
th
overall
–
3
rd
among banks headquartered in
New Jersey
•
Strong demographics:
–
NJ Ranks 1
st
among 50 states in
2007 median household income
Market Presence

PROVIDENT FINANCIAL SERVICES, INC.

0
18.7mi
Copyright (C) 2008 SNL Financial LC. All rights reserved

Current Retail Franchise MORRIS BERGEN ESSEX UNION SOMERSET MERCER MIDDLESEX MONMOUTH OCEAN HUDSON 83 Branches in 10 New Jersey Counties

•
Three additional de-novo branches
currently under construction
–
Two urban; one suburban
•
Continuous monitoring and management of
branch locations for profitable growth
–
New suburban branch opened Dec. ‘07
–
Underperforming suburban branch sold Feb. ‘08
–
Two closely situated urban branches
consolidated into one July ‘08
Branch Strategy

•
No Subprime loans or CDO’s
•
No preferred or trust preferred equities
•
Solid capital position
–
Well-capitalized
•
All ratios at both holding company and
bank levels exceed regulatory thresholds to
be considered “well-capitalized”
–
Consistent payment of cash dividend
–
No additional capital raise
Of Interest to Investors

Of Interest to Investors
•
Diversified loan portfolio and capabilities
•
Prudent lending standards
•
Excellent in-market reputation and brand
recognition
•
Longevity and experience
•
New Jersey’s oldest bank; established 1839
•
Proven ability to integrate acquisitions
•
First Morris – $555 mil. – 9 branches – 2Q07
•
First Savings – $2.2 bil. – 22 branches – 3Q04

•
Maintain consistent loan pipeline
•
Preserve consistent loan-to-deposit ratio
–
Currently 102%
•
Diversify funding sources to expand
margin prudently
•
Focus on core deposit relationships
•
Maintain rational pricing for both deposits
and loans
•
Aggressively manage asset quality
Asset/Liability Strategies

Loan Originations
$87.7
$48.5
$47.9
$57.8
$57.8
$10.4
$97.8
$64.9
$58.2
$59.8
$65.1
$41.2
$167.9
$64.0
$70.0
$40.2
$33.2
$20.8
$114.7
$95.0
$48.3
$41.5
$34.1
$23.2
$117.0
$35.9
$68.5
$45.5
$49.2
$108.2
$0
$100
$200
$300
$400
$500
2Q07 3Q07 4Q07 1Q08 2Q08
COMMERCIAL CRE CONSTRUCTION CONSUMER RESIDENTIAL RES. PURCHASE
New Loan Production has remained stable in all categories
($ in millions)

Diversified Loan Portfolio
6/30/08
Consumer
15%
Residential
Mortgage
40%
Construction
5%
C.R.E.
24%
Commercial
16%
6/30/07
Consumer
16%
Residential
Mortgage
41%
Construction
7%
C.R.E.
21%
Commercial
15%
Total Loans: $4.1 billion
Total Loans: $4.3 billion
Continued concentration on
Commercial and C.R.E loans

•
Competition for deposits has remained intense
•
Maintaining flexibility to fund growth with lower-cost borrowings
Sources of Funds
$4,225
$1,032
$4,274
$886
$4,225
$1,075
$4,235
$1,067
$4,175
$1,141
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2Q07 3Q07 4Q07 1Q08 2Q08
Deposits Borrowings
($ in millions)

Ongoing Concentration on
Core Deposit Relationships
NIB
SAV
MMA
NOW
TIME
63% of Deposits in
Lower-Cost Core
($ in millions at 6/30/08)
$476.3
$466.5
$665.1
$946.0
$1,532.3
SAVINGS MMA NOW NON-INT DEMAND TIME DEPOSITS

PROVIDENT FINANCIAL SERVICES, INC.

$11,060
$11,023
$34,644
$27,401
$36,716

Asset Quality
$562 $600
$1,041
$3,160
$5,883
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
2Q07 3Q07 4Q07 1Q08 2Q08
Non-Performing Loans Foreclosed Assets
Disruption in economic conditions has increased
non-performing assets
($ in thousands)

Credit Risk Management
-$61
$1,200
$473
$1,300
$539
$3,730
$1,200
$1,300
$1,200
$1,500
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2Q07 3Q07 4Q07 1Q08 2Q08
Net Charge-Offs Provision for Loan Losses
Active credit risk identification with loan loss
provisions exceeding net charge-offs
($ in thousands)

Linda A. Niro Executive Vice President & Chief Financial Officer

Financial Highlights
(Dollars in thousands)
INCOME STATEMENT: 6/30/08 3/31/08
Net interest income $42,569 $39,189
Provision for loan losses $1,500 $1,300
Non-interest expense $33,292 $31,952
Net income $10,353 $10,693
Diluted earnings per share $0.18 $0.19
Return on assets 0.66% 0.68%
Net interest margin 3.10% 2.87%
Efficiency ratio 67.62% 66.60%
Three months ended

Financial Highlights
(Dollars in thousands)
BALANCE SHEET: 6/30/08 12/31/07
Total assets $6,384,944 $6,359,391
Total loans $4,277,202 $4,296,291
Total deposits $4,174,510 $4,224,820
Total investments $1,259,776 $1,167,870
Total borrowed funds $1,141,023 $1,075,104
Total stockholders' equity $1,009,745 $1,000,794

•
Emphasis on interest-rate spread
management
•
Complement interest income with fee-
based financial services that meet
customer needs
–
Wealth Management
•
$300+ million in assets under management
–
Mutual fund and annuity sales
Income Strategies

Comparative Yield Curve
2.00%
1.48%
1.91%
2.66%
2.97%
3.42%
4.11%
4.66%
4.04%
3.45%
3.07% 3.05%
3.49%
4.25%
3.36%
4.45%
4.70% 4.74% 4.82%
5.09%
5.02%
5.25%
4.71%
4.81%
FF 3 mo 6 mo 2 yr. 3 yr. 5 yr. 10 yr. 30 yr.
Current 7/18/2008 12/31/07 12/31/06
Fed rate reductions have contributed to return
of positively sloped yield curve

PROVIDENT FINANCIAL SERVICES, INC.

Yield on Earning Assets
Rate Paid on Liabilities

Interest Rate Spread
4.40%
4.60%
4.80%
5.00%
5.20%
5.40%
5.60%
5.80%
6.00%
2Q07 3Q07 4Q07 1Q08 2Q08
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
Spreads have widened as a result of
lower funding costs

$40.0 $39.3 $38.3 $39.2 $42.6
3.02%
2.97%
2.87%
3.10%
2.84%
2Q07 3Q07 4Q07 1Q08 2Q08
Net Interest Income (in millions) Net Interest Margin (%)
Net Interest Margin
Balance sheet positioned to benefit from
positive yield curve

$33.3 $32.0 $33.8 $35.7 $34.1
2.15%
2.11%
2.03%
2.30%
2.21%
2Q07 3Q07 4Q07 1Q08 2Q08
Non Interest Expense (in millions) % of Average Assets
Expense Management
Consistent improvement of overhead to
enhance efficiency
Includes $3.2 million employee
separation costs
Includes $1.0 million employee
separation costs
Includes $0.8 million employee
separation costs

Integrating acquisitions to improve
productivity
Expense Management
$6,280
$6,607
$6,751
$6,873
$6,903
$6,000
$6,200
$6,400
$6,600
$6,800
$7,000
$7,200
2Q07 3Q07 4Q07 1Q08 2Q08
Assets per FTE ($ in millions)

•
Consistent quarterly cash dividend since
becoming a stockholder-owned company
in 2003
•
Dividend increases 2003 - 2007
•
Current dividend yield: 2.82% (as of
7/18/08)
•
Share repurchase activity curtailed in
early 2008 to preserve capital position
–
2.2 million shares remain available for
repurchase under sixth board-authorized plan
Capital Management

•
Our near-term priorities:
–
Remain well-capitalized while maintaining
cash dividend
–
Maintain asset quality via:
•
Prudent loan underwriting standards
•
Ongoing assessment and appropriate
recognition of credit risk
•
Vigorous collection and outreach efforts
–
Continued improvement in net interest
margin
Looking Ahead

•
Longer-term priorities remain:
–
Earnings per share growth via revenue
enhancement and cost containment
–
Profitable franchise expansion
•
Continue to explore acquisition
opportunities that:
–
are accretive to earnings within
proscribed time parameters
–
fit within our strategic plan and
corporate objectives
Looking Ahead